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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 8, 1998
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                        O-23290                   62-1550848
-------------------------------    ---------------------     -------------------
(State or Other Jurisdiction of    (Commission File No.)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
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               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.           OTHER EVENTS.


         On September 8, 1998, Equity Inns, Inc. (the "Company") and RFS Hotel Investors, Inc. ("RFS") announced the termination of the Asset Sale Agreement and Plans of Mergers dated as of April 21, 1998 (the "Merger Agreement") by and among the Company, RFS, RHI Acquisition, Inc., RFS Partnership, L.P. and Equity Inns Partnership, L.P.


ITEM 7.           EXHIBITS.

99.1     Press Release, dated September 8, 1998, of Equity Inns, Inc.

99.2 Termination Agreement, dated as of September 8, 1998, by and among RFS Hotel Investors, Inc., Equity Inns, Inc., RHI Acquisition, Inc., Equity Inns Partnership, L.P. and RFS Partnership, L.P.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITY INNS, INC.


September 11, 1998                     By:  /s/ Donald H. Dempsey
------------------                          ------------------------------------
                                            Donald H. Dempsey
                                            Executive Vice President,
                                            Secretary, Treasurer and
                                            Chief Financial Officer






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                                  EXHIBIT INDEX


99.1     Press Release, dated September 8, 1998, of Equity Inns, Inc.

99.2 Termination Agreement, dated as of September 8, 1998, by and among RFS Hotel Investors, Inc., Equity Inns, Inc., RHI Acquisition, Inc., Equity Inns Partnership, L.P. and RFS Partnership, L.P.